UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/05

Date of reporting period: 03/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        Debt Strategies Fund, Inc.

                                        Annual Report
                                        February 28, 2005

Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of February 28, 2005

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Charter Communications Operating LLC* ................................    2.0%
Crown Castle International Corp.* ....................................    1.9
Kabel Deutschland GmbH ...............................................    1.8
XM Satellite Radio, Inc. .............................................    1.7
Felcor Lodging LP ....................................................    1.7
Rainbow National Services LLC ........................................    1.6
Playtex Products, Inc. ...............................................    1.5
United Rentals North America, Inc. ...................................    1.5
PolyOne Corp. ........................................................    1.5
Levi Strauss & Co.* ..................................................    1.4
--------------------------------------------------------------------------------
*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Cable--U.S. ...............................................              17.4%
Chemicals .................................................              15.8
Telecommunications ........................................               9.8
Wireless Communications ...................................               8.7
Paper .....................................................               7.2
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

--------------------------------------------------------------------------------
                                                                      Percent of
Quality Ratings by S&P/Moody's                                 Total Investments
--------------------------------------------------------------------------------
BBB/Baa .................................................                 2.0%
BB/Ba ...................................................                 9.0
B/B .....................................................                60.1
CCC/Caa .................................................                13.9
CC/Ca ...................................................                 0.6
NR (Not Rated) ..........................................                10.9
Other* ..................................................                 3.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.


2              DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                   6-month                12-month
=======================================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%                 + 6.98%
-------------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +21.18                  +18.68
-------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26                  + 2.43
-------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40                  + 2.96
-------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53                  +11.21
-------------------------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005               3

A Discussion With Your Fund's Portfolio Manager

      The Fund's total return significantly exceeded that of its blended benchmark for the fiscal year, primarily because of our overweight position in high yield bonds and our active use of leverage.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2005, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 9.26% and 9.75%, based on a year-end per share net asset value of $7.06 and a per share market price of $6.71, respectively, and $.654 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +15.95%, based on a change in per share net asset value from $6.71 to $7.06, and assuming reinvestment of all distributions. The Fund's total return for the year significantly exceeded the +8.25% return of its benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index.

For the six-month period ended February 28, 2005, the total investment return on the Fund's Common Stock was +9.76%, based on a change in per share net asset value from $6.74 to $7.06, and assuming reinvestment of all distributions. The blended benchmark provided a return of +5.25% for the same six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market closed out 2004 with an 11% return, far lower than the 29% return recorded in 2003, but still quite respectable. High yield bond issuance in 2004 totaled $131 billion, slightly down from $133 billion in 2003. As in 2003, when 79% of proceeds were used to refinance existing debt, some 69% of the proceeds went for refinancing in 2004 as corporate treasurers continued to exploit cheaper financing opportunities. While the yield on the 10-year Treasury note (which is the typical reference rate for high yield bonds) has not changed appreciably over the past two years, the required spread off of Treasury securities for high yield bonds has narrowed significantly. This spread compression has been the principal driver of the high yield bond rally, and has presented these refinancing opportunities. The high yield market momentum has slowed somewhat thus far in 2005, with a year-to-date return of +1.31% as of February 28, 2005.

The market's appetite for risk was greater in 2004 than in 2003, as measured by the major rating agencies. Issues rated B and lower accounted for 62% of 2004's high yield bond volume compared to 63% for 2003, 54% for 2002 and 45% for 2001. Moreover, CCC and split-CCC issuance was 7.2% in 2004 versus 3.0% in 2003 and ..4% in 2002. Despite this, credit measures remained relatively intact. Debt/EBITDA (earnings before interest, taxes, depreciation and amortization) in 2003 was 4.9 times versus 5.0 times in 2004. Interest coverage in 2003 was 2.5 times versus 2.7 times in 2004. The anomaly of better interest coverage despite higher leverage is explained by compression-driven lower spreads for high yield bonds. Default rates continued to decline in 2004 to 1.27% versus 4.13% in 2003 and 15.41% in 2002. While 2002 saw the highest default rate ever, 2004 saw the lowest since 1997, according to CSFB.

Conditions in the leveraged bank loan market were much the same as those impacting high yield bonds. That is, strong demand has been leading to compressed spreads, which has encouraged companies to refinance their bank debt. This dynamic was even more pronounced in the bank loan market because, unlike high yield bonds, bank loans generally lack call protection.

What factors contributed most to Fund performance?

The outperformance of the benchmark is attributed primarily to an overweight bond position and our use of the Fund's leverage line. We use commercial paper-based borrowings up to a maximum of 33% of the Fund's market value. The average amount of Fund leverage during the six-month period was around 28%. (For a complete discussion of the benefits and risks of leveraging, refer to page 2 of this report to shareholders.)

Specific credits that made significant contributions to Fund performance included Viskase Cos., Inc., Vektura (also known as American Commercial Lines or
ACL) and GEO Specialty


4              DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Chemicals, Inc. As a result of Chapter 11 proceedings, we received 1.4 million common shares of Viskase, a company that manufactures cellulosic casings for the meat processing industry. Over the past year, the market price of Viskase common stock increased from $.41 to $3.00. The company has not filed public financial statements since emergence from Chapter 11. The increase in the stock price has been driven by the successful refinancing and extension of the term of the company's debt in June, reductions in operating expenses and upgrades to certain of its facilities.

ACL is a barge transportation company that filed Chapter 11 due to the impact of depressed operating conditions in the inland waterways. Our $10 million bond position (which we bought at 50 as a distressed investment) increased in price from 28 to 64 during the year in response to both improving business conditions and more aggressive actions by the debtor's board to develop a more favorable business plan for unsecured creditors. We liquidated this position at 64.

GEO is a specialty chemical company that supplies functional chemicals to a variety of markets, including the industrial water treatment, paints and coatings, construction and electronics industries. Our $8.7 million bond position rallied from 30 to 64 prior to the company's Chapter 11 filing in March 2004. We subsequently participated in financing the company's emergence from Chapter 11 whereby we have a $10.6 million floating rate note position which appreciated from 99 to 106.75. The strength of the market segments in which the company participates has contributed to a favorable financial outlook for GEO.

Investments that detracted from performance included Pegasus Satellite Communications, Inc. (PGTV), New World Pasta Co. (NWP) and Adelphia Communications Corp. Two of the Fund's holdings in PGTV, a Direct TV re-marketing company, collapsed during the year. Our $9.5 million senior note position fell from 80 to 60, while our $3.5 million preferred position dropped from 82 to 0. Our hopes for a favorable resolution of some longstanding litigation following Newscorp's acquisition of Direct TV went unfulfilled. PGTV filed Chapter 11 on June 2, 2004.

Our $28 million distressed investment in NWP (purchased at 17) declined in price from 15 to 7 during the year. Operational difficulties, a high debt burden and sluggish pasta sales combined to force a Chapter 11 filing in the second quarter. The chief executive officer and chief financial officer were replaced by a crisis management team from Alix Partners. The unsettled management situation contributed to the bond's price decline during the year.

Our $7.5 million position in Adelphia convertible debt fell from 39 to 7.75 during the year. Adelphia is in the latter stages of a Chapter 11 restructuring and has put its cable systems up for bid. Valuations are lower than we expected.

What changes were made to the portfolio during the period?

During the year, we completed a repositioning of the portfolio, moving from 78% fixed rate and 22% floating rate investments to a 65% fixed rate and 35% floating rate composition. In doing so, we have essentially lessened the negative impact that rising interest rates would have on the portfolio's net asset value.

Since June 2004, the Federal Reserve Board (the Fed) has raised interest rates 25 basis points (.25%) at each of its meetings, bringing the federal funds rate from 1% to 2.75%. The consensus view is that the Fed will continue its measured monetary tightening program until the target rate reaches a point of "neutrality," which most have placed in the area of 3% to 4%. Although long-term interest rates have been slow to follow short-term interest rates higher -- a market phenomenon that even Fed Chairman Alan Greenspan has called a "conundrum" -- we continue to believe that rising long-term interest rates are the primary threat to investors in the high yield market.

How would you characterize the Fund's position at the close of the period?

We would characterize our position at period-end as somewhat more defensive -- increasing our floating rate component while still focused on maintaining the Fund's attractive yield. We also continue to be cautious and selective in adding new positions, and intend to maintain our use of leverage within a target range of 25% - 30%.

Kevin J. Booth
Vice President and Portfolio Manager

March 29, 2005


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005               5

Schedule of Investments                                        (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Aerospace &           $ 5,000,000   Alliant Techsystems, Inc., 3% due 8/15/2024 (d)(k)                         $ 5,625,000
Defense--2.9%             875,000   K&F Acquisition, Inc., 7.75% due 11/15/2014 (d)                                885,937
                                    Titan Corp.:
                        2,000,000         8% due 5/15/2011                                                       2,150,000
                        5,954,199         Term Loan B, due 6/30/2009*                                            6,038,861
                        7,120,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                           7,191,200
                                                                                                               -----------
                                                                                                                21,890,998
==========================================================================================================================
Airlines--1.2%          4,377,562   American Airlines, Inc. Series 2001-1, 7.379% due 11/23/2017                 2,942,364
                        5,875,000   Delta Air Lines, Inc., 2.875% due 2/18/2024 (d)(k)                           3,032,969
                        3,300,000   Evergreen International Aviation, Inc., 12% due 5/15/2010                    2,706,000
                                                                                                               -----------
                                                                                                                 8,681,333
==========================================================================================================================
Automotive--3.5%        4,475,000   Cooper Standard Auto, 8.375% due 12/15/2014 (d)                              4,228,875
                        2,700,000   Delco Remy International, Inc., 6.66% due 4/15/2009 (a)                      2,754,000
                        1,550,000   Dura Operating Corp. Series D, 9% due 5/01/2009                              1,433,750
                        3,500,000   Goodyear Tire & Rubber Tranche B Term Loan, due 3/31/2006*                   3,543,750
                        4,467,296   Intermet Corp. Term Loan B, due 3/31/2009*                                   4,472,880
                        5,900,000   Metaldyne Corp., 11% due 6/15/2012                                           5,162,500
                                    Tenneco Automotive, Inc.:
                          925,000         Series B, 10.25% due 7/15/2013                                         1,086,875
                        2,185,236         Term Loan B, due 12/12/2010*                                           2,228,030
                        1,114,764         Tranche B-1 Credit Linked, due 12/12/2010*                             1,136,594
                                    Venture Holdings Co. LLC (i):
                        4,450,000         12% due 6/01/2009                                                              0
                        1,800,000         Series B, 9.50% due 7/01/2005                                             36,000
                                                                                                               -----------
                                                                                                                26,083,254
==========================================================================================================================
Broadcasting--2.9%      6,000,000   Granite Broadcasting Corp., 9.75% due 12/01/2010                             5,745,000
                          770,000   Sinclair Broadcast Group, Inc., 4.875% due 7/15/2018 (k)                       714,175
                       12,625,000   XM Satellite Radio, Inc., 8.243% due 5/01/2009 (a)                          12,987,969
                        2,000,000   Young Broadcasting Inc., 10% due 3/01/2011                                   2,110,000
                                                                                                               -----------
                                                                                                                21,557,144
==========================================================================================================================
Cable--                11,350,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (d)                           13,052,500
International--2.5%                 NTL Cable Plc (d):
                        4,700,000         7.66% due 10/15/2012 (a)                                               4,846,875
                          750,000         8.75% due 4/15/2014                                                      853,125
                                                                                                               -----------
                                                                                                                18,752,500
==========================================================================================================================
Cable--U.S.--17.4%      7,500,000   Adelphia Communications Corp., 6% due 2/15/2006 (i)(k)                         581,250
                        2,000,000   Atlantic Broadband Finance LLC, 9.375% due 1/15/2014 (d)                     1,960,000
                        3,450,000   CSC Holdings, Inc., 7.25% due 7/15/2008                                      3,678,562
                                    Century Cable Holdings LLC*:
                        7,000,000         Discretionary Term Loan, due 12/31/2009                                6,973,750
                       10,000,000         Term Loan, due 6/30/2009                                               9,966,960
                                    Charter Communications Holdings LLC:
                        3,750,000         10% due 4/01/2009                                                      3,178,125
                        2,000,000         11.75% due 1/15/2010                                                   1,805,000
                        2,000,000         11.125% due 1/15/2011                                                  1,710,000
                        2,700,000         9.92% due 4/01/2011                                                    2,200,500
                        3,000,000         10% due 5/15/2011                                                      2,452,500
                       14,925,000   Charter Communications Operating LLC Tranche B Term Loan, due 4/07/2011*    14,994,655
                                    Inmarsat Facility*:
                        4,584,272         Term Loan B, due 1/08/2011                                             4,608,830
                        4,595,046         Term Loan C, due 1/08/2012                                             4,635,910
                        7,920,000   Insight Midwest Holdings, LLC Term Loan B, due 12/31/2009*                   8,068,500
                        2,500,000   Insight Midwest, LP, 9.75% due 10/01/2009                                    2,621,875


6              DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Cable--U.S.                         Intelsat Bermuda Ltd. (d):
(concluded)           $ 3,825,000         7.794% due 1/15/2012 (a)                                             $ 3,930,187
                        3,375,000         8.25% due 1/15/2013                                                    3,535,312
                        4,800,000         8.625% due 1/15/2015                                                   5,124,000
                        2,500,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (i)                                 1,859,375
                        5,432,561   Mallard Cablevision LLC & Sun Tel Communications Term Loan B, due 9/30/2008 (i)*10,865
                        2,350,000   Mediacom Broadband LLC, 11% due 7/15/2013                                    2,599,687
                        3,400,000   Mediacom LLC, 9.50% due 1/15/2013                                            3,544,500
                                    New Skies Satellites:
                        1,613,739         BV Term Loan, due 5/04/2011*                                           1,630,549
                        3,500,000         NV, 7.438% due 11/01/2011 (a)(d)                                       3,670,625
                        3,700,000         NV, 9.125% due 11/01/2012 (d)                                          3,848,000
                        6,000,000   Olympus Cable Holdings, LLC Term Loan B, due 9/30/2010*                      5,975,628
                        9,500,000   Pegasus Satellite Communications, Inc., 11.25% due 1/15/2010 (i)             5,700,000
                       10,000,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (d)                    11,900,000
                       10,350,000   Zeus Special Subsidiary Ltd., 9.25% due 2/01/2015 (c)(d)                     6,908,625
                                                                                                               -----------
                                                                                                               129,673,770
==========================================================================================================================
Chemicals--14.8%        3,550,000   ArCo Chemical Co., 9.80% due 2/01/2020                                       4,118,000
                        2,320,000   BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (d)                 2,679,600
                        4,000,000   Compass Minerals International, Inc. Series B, 12% due 6/01/2013 (c)         3,360,000
                                    Crompton Corp.:
                        8,800,000         8.71% due 8/01/2010 (a)                                                9,548,000
                        4,675,000         9.875% due 8/01/2012                                                   5,282,750
                       10,640,000   GEO Speciality Chemicals, Inc., 11.064% due 12/31/2009 (k)                  11,358,200
                                    Huntsman International LLC:
                        1,900,000         9.875% due 3/01/2009                                                   2,094,750
                        1,199,000         10.125% due 7/01/2009                                                  1,260,449
                        3,588,678         Term Loan B, due 12/31/2010*                                           3,657,760
                        6,000,000   INVISTA, 9.25% due 5/01/2012 (d)                                             6,735,000
                        3,150,000   ISP Holdings, Inc. Series B, 10.625% due 12/15/2009                          3,433,500
                          500,000   Innophos, Inc., 8.875% due 8/15/2014 (d)                                       537,500
                                    Invista B.V. New Tranche*:
                        3,532,632         B-1 Term Loan, due 4/29/2011                                           3,592,246
                        1,593,838         B-2 Term Loan, due 4/29/2011                                           1,620,734
                        2,400,000   Millennium America, Inc., 7.625% due 11/15/2026                              2,424,000
                        7,000,000   Omnova Solutions, Inc., 11.25% due 6/01/2010                                 7,490,000
                        7,575,917   PCI Chemicals Canada, Inc., 10% due 12/31/2008                               8,106,231
                        2,668,253   Pinnacle Polymers (Epsilon Products) Term Loan, due 12/15/2006*              2,708,010
                        2,156,994   Pioneer Cos., Inc., 6.05% due 12/31/2006 (a)                                 2,275,629
                        9,500,000   PolyOne Corp., 10.625% due 5/15/2010                                        10,830,000
                                    Rockwood Specialties Group, Inc.:
                        3,700,000         10.625% due 5/15/2011                                                  4,199,500
                          450,000         7.50% due 11/15/2014 (d)                                                 474,750
                        3,200,000   Tranche D Term Loan, due 12/10/2012*                                         3,254,858
                        1,656,000   Terra Capital, Inc., 11.50% due 6/01/2010                                    1,929,240
                          691,000   United Agri Products, 8.25% due 12/15/2011 (d)                                 746,280
                        6,500,000   Wellman, Inc. Second Lien Term Loan, due 2/10/2010*                          6,849,375
                                                                                                               -----------
                                                                                                               110,566,362
==========================================================================================================================
Consumer--              5,750,000   Sealy Mattress Co., 8.25% due 6/15/2014                                      6,023,125
Durables--2.4%         10,000,000   Simmons Bedding Co., 10% due 12/15/2014 (c)(d)                               6,500,000
                        5,000,000   Simmons Co. Term Loan, due 6/19/2012*                                        5,093,750
                                                                                                               -----------
                                                                                                                17,616,875
==========================================================================================================================
Consumer--              3,400,000   Chattem, Inc., 5.91% due 3/01/2010 (a)                                       3,468,000
Non-Durables--3.9%      2,000,000   General Binding Corp., 9.375% due 6/01/2008                                  1,980,000
                        9,875,000   Levi Strauss & Co. Tranche A Term Loan, due 9/29/2009*                      10,637,844
                        4,000,000   North Atlantic Holding Co., Inc., 12.25% due 3/01/2014 (c)                     880,000
                       10,500,000   Playtex Products, Inc., 9.375% due 6/01/2011                                11,300,625
                          400,000   Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (d)                         414,000
                                                                                                               -----------
                                                                                                                28,680,469


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005               7

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Diversified           $ 2,000,000   Cadmus Communications Corp., 8.375% due 6/15/2014                          $ 2,130,000
Media--2.8%                         Houghton Mifflin Co.:
                          775,000         9.875% due 2/01/2013                                                     819,562
                        3,000,000         11.415% due 10/15/2013 (c)(d)                                          2,115,000
                        7,500,000   Liberty Media Corp., 0.75% due 3/30/2023 (k)                                 8,146,875
                        1,800,000   Loews Cineplex Entertainment Corp., 8.875% due 8/01/2008 (i)                         0
                        2,675,000   Muzak Holdings, LLC, 13% due 3/15/2010                                       1,123,500
                        3,875,000   NBC Acquisition Corp., 11% due 3/15/2013 (c)                                 2,770,625
                        1,700,000   Nebraska Book Co., Inc., 8.625% due 3/15/2012                                1,708,500
                                    Universal City Florida Holding Co. I/II (d):
                        1,450,000         7.493% due 5/01/2010 (a)                                               1,518,875
                          375,000         8.375% due 5/01/2010                                                     394,688
                                                                                                               -----------
                                                                                                                20,727,625
==========================================================================================================================
Energy--Exploration &               Quest Cherokee, LLC*:
Production--0.5%          222,222         LC Facility, due 12/31/2008                                              222,778
                        1,500,000         Revolving Credit, due 7/22/2009                                        1,447,500
                        1,773,333         Term Loan B, due 7/22/2010                                             1,777,767
                                                                                                               -----------
                                                                                                                 3,448,045
==========================================================================================================================
Energy--Other--5.6%     4,875,000   Aventine Renewable Energy Holdings, Inc., 9.01% due 12/15/2011 (a)(d)        5,021,250
                                    Dresser, Inc.:
                        1,000,000         9.375% due 4/15/2011                                                   1,080,000
                        1,148,861         Term Loan C, due 4/10/2009*                                            1,163,940
                        2,500,000         Term Loan Unsecured, due 2/25/2010*                                    2,543,750
                        2,325,000   Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (d)                          2,429,625
                        2,244,000   Energy Corp. of America Series A, 9.50% due 5/15/2007                        2,241,195
                                    Giant Industries, Inc.:
                        9,020,000         11% due 5/15/2012                                                     10,463,200
                        3,525,000         8% due 5/15/2014                                                       3,692,437
                                    Star Gas Partners LP:
                        5,500,000         10.25% due 2/15/2013                                                   5,018,750
                        3,000,000         10.25% due 2/15/2013 (d)                                               2,737,500
                        6,000,000   Trico Marine Services, Inc., 8.875% due 5/15/2012 (i)                        5,400,000
                                                                                                               -----------
                                                                                                                41,791,647
==========================================================================================================================
Financial--2.4%         5,300,000   Fairfax Financial Holdings Ltd., 7.75% due 4/26/2012                         5,538,500
                        1,500,000   Investcorp SA, 7.54%, due 10/21/2008                                         1,521,466
                        2,000,000   Pennant CBO Ltd., 13.43% due 3/14/2011 (d)                                   1,350,000
                        7,625,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (d)                             8,311,250
                                    SKM-Libertyview CBO Ltd. Series 1A (d)(f)(i):
                        1,500,000         Class C1, 8.71% due 4/10/2011                                            900,000
                        1,000,000         Class D, 11.91% due 4/10/2011                                             80,000
                                                                                                               -----------
                                                                                                                17,701,216
==========================================================================================================================
Food & Drug--0.5%       4,500,000   Duane Reade Inc., 9.75% due 8/01/2011                                        4,005,000
==========================================================================================================================
Food/Tobacco--4.0%      1,119,217   Archibald Candy Corp., 10% due 11/01/2007 (i)                                   30,953
                                    Commonwealth Brands, Inc. (d):
                        4,550,000         9.75% due 4/15/2008                                                    4,868,500
                        8,000,000         10.625% due 9/01/2008                                                  8,520,000
                        1,175,000   Doane Pet Care Co., 10.75% due 3/01/2010                                     1,248,437
                        3,825,000   Dole Food Co., Inc., 8.875% due 3/15/2011                                    4,140,562
                        3,855,421   Dr. Pepper Tranche B Term Loan, due 12/19/2010*                              3,928,674
                        2,875,000   Gold Kist Inc., 10.25% due 3/15/2014                                         3,349,375
                       28,918,000   New World Pasta Co., 9.25% due 2/15/2009 (i)                                 2,024,260
                        4,800,000   Tabletop Holdings Inc., 12.25% due 5/15/2014 (c)(d)                          1,920,000
                                                                                                               -----------
                                                                                                                30,030,761
==========================================================================================================================


8              DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Gaming--2.0%          $ 4,475,580   Buffington Harbor Parking Associates, LLC Term Loan B, due 7/01/2011*      $ 4,475,580
                        4,000,000   Inn of the Mountain Gods Resort & Casino, 12% due 11/15/2010                 4,740,000
                        2,000,000   Jacobs Entertainment, Inc., 11.875% due 2/01/2009                            2,240,000
                        1,825,000   Majestic Star Casino LLC, 9.50% due 10/15/2010                               1,932,219
                        1,725,000   Penn National Gaming, Inc., 6.75% due 3/01/2015 (d)                          1,759,500
                                                                                                               -----------
                                                                                                                15,147,299
==========================================================================================================================
Health Care--6.9%       6,000,000   CDRV Investors, Inc., 9.75% due 1/01/2015 (c)(d)                             3,720,000
                        5,000,000   Cinacalcet Royalty Corp., 8% due 3/30/2017 (d)                               5,000,000
                                    Elan Finance Plc (d):
                        4,825,000         6.49% due 11/15/2011 (a)                                               4,197,750
                        3,525,000         7.75% due 11/15/2011                                                   3,137,250
                                    Healthsouth Corp.:
                        2,500,000         8.50% due 2/01/2008                                                    2,600,000
                        2,500,000         10.75% due 10/01/2008                                                  2,631,250
                        5,000,000         7.625% due 6/01/2012                                                   5,062,500
                        4,500,000         Term Loan A, due 1/16/2011*                                            5,023,125
                        3,416,811   Medpointe Capital Partners, LLC Tranche B Term Loan, due 9/30/2008*          3,433,895
                        5,000,000   Risperdal Consta Pharma, 7% due 1/01/2018                                    4,425,000
                        6,000,000   Tenet Healthcare Corp., 7.375% due 2/01/2013                                 5,685,000
                        1,400,000   VWR International, Inc., 8% due 4/15/2014                                    1,456,000
                        4,100,000   Vanguard Health Holding Co. I, LLC, 11.25% due 10/01/2015 (c)                2,982,750
                        2,325,000   Vanguard Health Holding Co. II, LLC, 9% due 10/01/2014                       2,557,500
                                                                                                               -----------
                                                                                                                51,912,020
==========================================================================================================================
Housing--3.3%             421,312   Formica Holdings Corp., 7.87% due 6/10/2011                                    400,246
                        4,650,000   General Growth Properties, Inc. Tranche B Term Loan, due 11/12/2008*         4,727,939
                                    Goodman Global Holding Co., Inc. (d):
                        1,025,000         5.76% due 6/15/2012 (a)                                                1,050,625
                        3,850,000         7.875% due 12/15/2012                                                  3,763,375
                        6,637,500   Headwaters, Inc. Term Loan B, due 4/30/2011*                                 6,734,295
                        3,000,000   LNR Property Corp. Tranche B Term Loan, due 2/03/2008*                       3,047,499
                        4,000,000   Lone Star Industries, 8.85% due 6/15/2005 (d)                                4,032,252
                        1,000,000   U.S. Concrete, Inc., 8.375% due 4/01/2014                                    1,050,000
                                                                                                               -----------
                                                                                                                24,806,231
==========================================================================================================================
Information                         Amkor Technology, Inc.:
Technology--3.2%        3,650,000         9.25% due 2/15/2008                                                    3,577,000
                        1,000,000         10.50% due 5/01/2009                                                     942,500
                        5,000,000   Cypress Semiconductor Corp., 1.25% due 6/15/2008 (k)                         5,675,000
                        4,725,000   Freescale Semiconductor, Inc., 5.41% due 7/15/2009 (a)                       4,931,719
                                    MagnaChip SemiConductor SA (d):
                        1,375,000         6.26% due 12/15/2011 (a)                                               1,416,250
                        1,050,000         8% due 12/15/2014                                                      1,105,125
                        1,000,000   TTI Holding Corp., 8.875% due 3/01/2013 (d)                                  1,032,500
                        5,075,000   Viasystems, Inc., 10.50% due 1/15/2011                                       4,998,875
                                                                                                               -----------
                                                                                                                23,678,969
==========================================================================================================================
Leisure--2.3%          12,000,000   Felcor Lodging LP, 6.874% due 6/01/2011 (a)                                 12,735,000
                        2,000,000   True Temper Sports, Inc., 8.375% due 9/15/2011                               1,925,000
                                    Wyndham International, Inc.*:
                        1,481,382         Term Loan I, due 6/30/2006                                             1,489,869
                        1,014,098         Term Loan II, due 4/01/2006                                            1,018,535
                                                                                                               -----------
                                                                                                                17,168,404
==========================================================================================================================


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005               9

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Manufacturing--       $   575,000   Aearo Co., 8.25% due 4/15/2012                                             $   603,750
4.3%                    2,500,000   CPI Holdco, Inc., 8.83% due 2/01/2015 (a)(d)                                 2,512,500
                        4,525,000   EaglePicher Industries, Inc., 9.75% due 9/01/2013                            3,710,500
                        8,350,000   International Utility Structures, Inc., 10.75% due 2/01/2008 (i)               501,000
                        5,000,000   Invensys International Holdings Ltd. Second Lien Term Loan, due 12/04/2009*  5,146,875
                        5,875,000   Invensys Plc, 9.875% due 3/15/2011 (d)                                       6,345,000
                        3,300,000   Mueller Group, Inc., 10% due 5/01/2012                                       3,630,000
                          600,000   NMHG Holding Co., 10% due 5/15/2009                                            663,000
                          350,000   NSP Holdings LLC, 11.75% due 1/01/2012 (b)(d)                                  364,000
                        4,000,000   Propex Fabrics, Inc., 10% due 12/01/2012 (d)                                 4,040,000
                        3,000,000   Tyco International Group SA, 2.75% due 1/15/2018 (k)                         4,443,750
                                                                                                               -----------
                                                                                                                31,960,375
==========================================================================================================================
Metal--Other--1.3%      1,100,000   IMCO Recycling Escrow, Inc., 9% due 11/15/2014 (d)                           1,155,000
                        8,300,000   Massey Energy Co., 6.95% due 3/01/2007                                       8,673,500
                                                                                                               -----------
                                                                                                                 9,828,500
==========================================================================================================================
Packaging--6.0%         9,625,000   Anchor Glass Container Corp., 11% due 2/15/2013                              9,937,812
                        3,800,000   Consolidated Container Co. LLC, 10.75% due 6/15/2009 (c)                     3,325,000
                        4,400,000   Crown European Holdings SA, 10.875% due 3/01/2013                            5,225,000
                        1,100,000   Graham Packaging Co., Inc., 9.875% due 10/15/2014 (d)                        1,185,250
                        6,959,471   Owens-Illinois Group Inc. French Tranche C-1 Term Loan, due 4/01/2008*       7,089,962
                       12,300,000   Pliant Corp, 13% due 6/01/2010                                              12,023,250
                                    Tekni-Plex, Inc.:
                        2,000,000         12.75% due 6/15/2010                                                   1,780,000
                        1,250,000         8.75% due 11/15/2013 (d)                                               1,225,000
                        2,575,000   Wise Metals Group LLC, 10.25% due 5/15/2012                                  2,626,500
                                                                                                               -----------
                                                                                                                44,417,774
==========================================================================================================================
Paper--7.0%             6,500,000   Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (a)                          6,695,000
                        6,025,000   Ainsworth Lumber Co. Ltd., 6.30% due 10/01/2010 (a)(d)                       6,205,750
                        1,437,182   Boise Cascade Holdings, LLC Tranche B Term Loan, due 10/28/2011*             1,465,297
                                    Boise Cascade LLC (d):
                          500,000         5.535% due 10/15/2012 (a)                                                516,250
                          900,000         7.125% due 10/15/2014                                                    951,750
                        7,600,000   Bowater, Inc., 5.49% due 3/15/2010 (a)                                       7,847,000
                        4,250,000   Georgia-Pacific Corp., 9.375% due 2/01/2013                                  4,914,062
                        2,000,000   Graphic Packaging International Corp., 9.50% due 8/15/2013                   2,265,000
                        6,125,000   JSG Funding Plc, 7.75% due 4/01/2015 (d)                                     6,125,000
                                    SP Newsprint Co.Tranche B*:
                        1,611,111         L/C, due 1/09/2010                                                     1,631,250
                          863,889         Term Loan, due 1/09/2010                                                 882,246
                        1,600,000   Smurfit-Stone Container Enterprises, Inc., 8.375% due 7/01/2012              1,732,000
                        3,000,000   Tembec Industries, Inc., 8.625% due 6/30/2009                                3,007,500
                        7,281,000   Western Forest Products, Inc., 15% due 7/28/2009 (b)                         7,937,296
                                                                                                               -----------
                                                                                                                52,175,401
==========================================================================================================================
Services--4.6%                      Allied Waste North America:
                        1,440,000         7.875% due 4/15/2013                                                   1,504,800
                        6,250,000         Series B, 7.375% due 4/15/2014                                         6,000,000
                        2,000,000   Buhrmann US, Inc., 7.875% due 3/01/2015 (d)                                  2,015,000
                        3,200,000   Corrections Corp. of America, 9.875% due 5/01/2009                           3,524,000
                          350,000   Great Lakes Dredge & Dock Corp., 7.75% due 12/15/2013                          315,000
                        2,000,000   HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (d)                 2,032,500
                        4,064,544   Outsourcing Solutions Inc. New Term Loan, due 12/03/2008*                    4,079,786
                       10,825,000   United Rentals North America, Inc., 7.75% due 11/15/2013 (d)                10,852,063
                        3,970,000   Waste Services, Inc. Tranche B Term Loan, due 3/31/2011*                     4,007,219
                                                                                                               -----------
                                                                                                                34,330,368
==========================================================================================================================
Steel--0.0%             7,711,830   Acme Metals, Inc. Term Loan, due 12/01/2005 (i)*                                     1
==========================================================================================================================


10             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Debt Obligations                                                    Value
==========================================================================================================================
Telecommuni-          $ 5,000,000   ADC Telecommunications, Inc., 3.065% due 6/15/2013 (a)(k)                  $ 4,812,500
cations--9.7%           3,265,000   Alaska Communications Systems Holdings, Inc., 9.875% due 8/15/2011           3,534,362
                        7,500,000   Cincinnati Bell, Inc., 8.375% due 1/15/2014                                  7,753,125
                        1,986,667   Consolidated Communications, Inc. Term Loan C, due 10/14/2011*               2,006,533
                        6,000,000   LCI International, Inc., 7.25% due 6/15/2007                                 5,850,000
                                    Qwest Capital Funding, Inc. (k):
                        2,000,000         6.375% due 7/15/2008                                                   1,940,000
                        8,200,000         6.875% due 7/15/2028                                                   6,990,500
                        7,900,000   Qwest Communications International, 6.294% due 2/15/2009 (a)(d)              8,058,000
                                    Terremark Worldwide Inc (k):
                        4,475,000         9% due 6/15/2009                                                       4,150,563
                        6,000,000         9% due 6/15/2009 (d)                                                   5,565,000
                                    Time Warner Telecom Holdings, Inc.:
                        7,000,000         6.794% due 2/15/2011 (a)                                               7,262,500
                        6,000,000         9.25% due 2/15/2014 (d)                                                6,180,000
                        8,000,000   Time Warner Telecom, Inc., 9.75% due 7/15/2008                               8,180,000
                                                                                                               -----------
                                                                                                                72,283,083
==========================================================================================================================
Transportation--0.5%    2,950,000   Laidlaw International, Inc., 10.75% due 6/15/2011                            3,381,437
==========================================================================================================================
Utilities--4.7%           789,000   The AES Corp., 8.50% due 11/01/2007                                            800,835
                          500,000   Calpine Canada Energy Finance Ulc, 8.50% due 5/01/2008                         375,000
                                    Calpine Corp.:
                        2,700,000         8.50% due 2/15/2011                                                    1,917,000
                        7,880,000         Second Lien Term Loan, due 7/15/2007*                                  7,050,961
                        7,000,000   Centerpoint Energy, Inc., 3.75% due 5/15/2023 (k)                            7,980,000
                                    El Paso Corp.*:
                        1,500,000         Deposit Account, due 11/23/2009                                        1,525,899
                        2,490,000         Term Loan, due 11/23/2009                                              2,536,687
                                    Sierra Pacific Resources:
                        3,200,000         8.75% due 5/15/2005                                                    3,231,472
                        6,000,000         8.625% due 3/15/2014                                                   6,630,000
                        1,576,000   TNP Enterprises, Inc. Term Loan, due 12/31/2006*                             1,597,670
                        1,425,000   Williams Cos., Inc., 8.625% due 6/01/2010                                    1,556,813
                                                                                                               -----------
                                                                                                                35,202,337
==========================================================================================================================
Wireless                5,500,000   Alamosa Delaware, Inc., 8.50% due 1/31/2012                                  5,967,500
Communications--          547,000   American Tower Corp., 9.375% due 2/01/2009                                     574,350
8.7%                    5,940,000   Centennial Cellular Operating Co. Term Loan, due 2/09/2011*                  6,043,950
                                    Crown Castle International Corp.:
                        3,500,000         9.375% due 8/01/2011                                                   3,885,000
                       13,000,000         7.50% due 12/01/2013                                                  14,105,000
                                    Dobson Cellular Systems, Inc. (d):
                        4,675,000         7.493% due 11/01/2011 (a)                                              4,932,125
                        1,750,000         8.375% due 11/01/2011                                                  1,863,750
                          950,000   Horizon PCS, Inc., 11.375% due 7/15/2012 (d)                                 1,087,750
                        2,500,000   iPCS Escrow Co., 11.50% due 5/01/2012                                        2,900,000
                        3,775,000   MobiFon Holdings BV, 12.50% due 7/31/2010                                    4,501,688
                        1,600,000   Rural Cellular Corp., 7.51% due 3/15/2010 (a)                                1,680,000
                        2,175,000   SBA Communications Corp., 8.50% due 12/01/2012 (d)                           2,349,000
                        7,400,000   Spectrasite, Inc., 8.25% due 5/15/2010                                       7,955,000
                        6,600,000   US Unwired, Inc., 7.26% due 6/15/2010 (a)                                    6,897,000
                                                                                                               -----------
                                                                                                                64,742,113
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Corporate Debt Obligations
                                    (Cost--$972,846,217)--131.8%                                               982,241,311
==========================================================================================================================


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              11

Schedule of Investments (continued)                            (in U.S. dollars)

                           Shares
Industry+                    Held   Common Stocks                                                                 Value
==========================================================================================================================
Cable--                   245,382   Telewest Global, Inc. (j)                                                  $ 4,095,426
International--0.6%
==========================================================================================================================
Chemicals--1.0%           339,340   GEO Specialty Chemicals, Inc. (j)                                            5,090,100
                           93,826   Pioneer Cos., Inc. (j)                                                       2,497,648
                                                                                                               -----------
                                                                                                                 7,587,748
==========================================================================================================================
Financial--0.4%            35,000   Preferred Term Securities VI (d)(j)                                          2,765,000
==========================================================================================================================
Food/Tobacco--0.6%      1,428,423   Viskase Cos., Inc. (j)                                                       4,285,269
==========================================================================================================================
Leisure--0.0%              27,787   Lodgian, Inc. (j)                                                              333,444
==========================================================================================================================
Manufacturing--0.3%       724,291   ACP Holding Co. (d)(j)                                                       1,376,153
                          509,720   High Voltage Engineering Corp. (j)                                             764,580
                           21,203   Thermadyne Holdings Corp. (j)                                                  303,203
                                                                                                               -----------
                                                                                                                 2,443,936
==========================================================================================================================
Paper--0.2%               211,149   Western Forest Products, Inc. (j)                                            1,357,043
==========================================================================================================================
Services--0.5%             89,976   Outsourcing Solutions Inc. (j)                                               4,048,920
==========================================================================================================================
Steel--0.0%                41,149   Acme Package Corp. Senior Holdings (j)                                         113,160
==========================================================================================================================
Telecommunications--       59,534   IDT Corp. Class B (j)                                                          912,061
0.1%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Common Stocks (Cost--$29,130,048)--3.7%                27,942,007
==========================================================================================================================

                                    Preferred Stocks
==========================================================================================================================
Automotive--0.7%          200,000   General Motors Corp. Series C (k)                                            4,896,000
==========================================================================================================================
Broadcasting--0.0%             40   Paxson Communications Corp. (b)(d)(k)                                          216,311
==========================================================================================================================
Cable--U.S.--0.0%           5,000   Adelphia Communications Corp. Series B                                          15,000
                            3,500   Pegasus Satellite Communications, Inc. Series B (i)                                  0
                                                                                                               -----------
                                                                                                                    15,000
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Preferred Stocks (Cost--$7,984,374)--0.7%               5,127,311
==========================================================================================================================

                                    Warrants (g)
==========================================================================================================================
Broadcasting--0.0%         15,000   Sirius Satellite Radio, Inc. (expires 5/15/2009)                                 7,500
==========================================================================================================================
Health Care--0.1%         126,761   HealthSouth Corp. (expires 1/23/2014)                                          316,903
==========================================================================================================================
Manufacturing--0.2%       652,739   ACP Holding Co. (expires 9/30/2013)                                          1,240,204
==========================================================================================================================
Paper--0.0%                    18   Cellu Tissue Holdings, Inc. Series A (expires 9/28/2011)                             0
                            7,000   MDP Acquisitions Plc (expires 10/01/2013)                                       70,000
                                                                                                               -----------
                                                                                                                    70,000
==========================================================================================================================
Wireless                    1,325   American Tower Corp. (expires 8/01/2008)                                       310,050
Communications--0.0%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Warrants (Cost--$870,754)--0.3%                         1,944,657
==========================================================================================================================


12             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

               Beneficial Interest/
Industry+               Shares Held   Other Interests (e)                                                           Value
============================================================================================================================
Airlines--0.1%          $ 2,641,443   US Airways Group, Inc. (Certificate of Beneficial Interest)             $      739,604
----------------------------------------------------------------------------------------------------------------------------
Automotive                3,614,601   Cambridge Industries, Inc. (Litigation Trust Certificates) (j)                  36,146
Equipment--0.0%
----------------------------------------------------------------------------------------------------------------------------
Gaming--0.0%                 15,140   Peninsula Gaming LLC (Convertible Membership Interest) (j)                      90,842
----------------------------------------------------------------------------------------------------------------------------
Telecommunications--      5,500,000   WilTel Communications Group, Inc. (Litigation Trust Certificates) (j)               55
0.0%
----------------------------------------------------------------------------------------------------------------------------
                                      Total Investments in Other Interests (Cost--$804,491)--0.1%                    866,647
============================================================================================================================

                         Beneficial
                           Interest   Short-Term Securities
============================================================================================================================
                        $   203,682   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (h)                    203,682
----------------------------------------------------------------------------------------------------------------------------
                                      Total Investments in Short-Term Securities (Cost--$203,682)--0.0%              203,682
============================================================================================================================
Total Investments (Cost--$1,011,839,566**)--136.6%                                                             1,018,325,615

Liabilities in Excess of Other Assets--(36.6%)                                                                  (273,069,534)
                                                                                                              --------------
Net Assets--100.0%                                                                                            $  745,256,081
                                                                                                              ==============

* Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. Floating rate corporate debt represents 26.5% of the Fund's net assets.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................     $ 1,011,599,737
                                                                ===============
      Gross unrealized appreciation .......................     $    72,613,793
      Gross unrealized depreciation .......................         (65,887,915)
                                                                ---------------
      Net unrealized appreciation .........................     $     6,725,878
                                                                ===============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                              $(735,749)     $  54,390
      --------------------------------------------------------------------------

(i) Non-income producing security; issuer filed for bankruptcy or is in default of interest/dividend payments.
(j)   Non-income producing security.
(k)   Convertible security.

      See Notes to Financial Statements.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              13

Statement of Assets, Liabilities and Capital

As of February 28, 2005
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$1,011,635,884) .............................................                        $ 1,018,121,933
                       Investments in affiliated securities, at value (identified
                        cost--$203,682) ...................................................                                203,682
                       Cash ...............................................................                              4,295,933
                       Receivables:
                          Interest (including $14 from affiliates) ........................    $    14,977,926
                          Securities sold .................................................         11,464,273
                          Commitment fees .................................................             10,652          26,452,851
                                                                                               ---------------
                       Prepaid expenses and other assets ..................................                                225,154
                                                                                                                   ---------------
                       Total assets .......................................................                          1,049,299,553
                                                                                                                   ---------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                       Loans ..............................................................                            298,400,000
                       Unfunded loan commitment ...........................................                                 33,692
                       Payables:
                          Securities purchased ............................................          4,708,020
                          Investment adviser ..............................................            377,462
                          Dividends to shareholders .......................................            343,266
                          Interest on loans ...............................................             92,122
                          Other affiliates ................................................             44,462
                          Commitment fees .................................................              5,785           5,571,117
                                                                                               ---------------
                       Accrued expenses ...................................................                                 38,663
                                                                                                                   ---------------
                       Total liabilities ..................................................                            304,043,472
                                                                                                                   ---------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Net Assets .........................................................                        $   745,256,081
                                                                                                                   ===============
==================================================================================================================================
Capital
----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized ........                        $    10,557,036
                       Paid-in capital in excess of par ...................................                          1,063,890,539
                       Undistributed investment income--net ...............................    $     5,053,712
                       Accumulated realized capital losses--net ...........................       (340,708,623)
                       Unrealized appreciation--net .......................................          6,463,417
                                                                                               ---------------
                       Total accumulated losses--net ......................................                           (329,191,494)
                                                                                                                   ---------------
                       Total capital--Equivalent to $7.06 per share based on 105,570,363
                        shares of Capital Stock outstanding (market price--$6.71) .........                        $   745,256,081
                                                                                                                   ===============

      See Notes to Financial Statements.


14             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Statement of Operations

For the Year Ended February 28, 2005
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $54,390 from affiliates) .......................                        $    80,830,056
                       Dividends ..........................................................                              1,704,602
                       Facility and other fees ............................................                              1,002,739
                                                                                                                   ---------------
                       Total income .......................................................                             83,537,397
                                                                                                                   ---------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...........................................    $     6,123,497
                       Loan interest expense ..............................................          5,812,935
                       Borrowing costs ....................................................            373,415
                       Accounting services ................................................            236,271
                       Professional fees ..................................................            128,922
                       Transfer agent fees ................................................            120,538
                       Listing fees .......................................................             85,292
                       Printing and shareholder reports ...................................             62,546
                       Custodian fees .....................................................             60,363
                       Directors' fees and expenses .......................................             45,853
                       Pricing services ...................................................             24,673
                       Other ..............................................................             33,490
                                                                                               ---------------
                       Total expenses .....................................................                             13,107,795
                                                                                                                   ---------------
                       Investment income--net .............................................                             70,429,602
                                                                                                                   ---------------
==================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ................................................           (431,257)
                          Foreign currency transactions--net ..............................           (121,931)           (553,188)
                                                                                               ---------------
                       Changes in unrealized appreciation (depreciation) on:
                          Investments--net ................................................         35,924,826
                          Unfunded corporate loans--net ...................................            (15,512)
                          Foreign currency transactions--net ..............................                251          35,909,565
                                                                                               -----------------------------------
                       Total realized and unrealized gain--net ............................                             35,356,377
                                                                                                                   ---------------
                       Net Increase in Net Assets Resulting from Operations ...............                        $   105,785,979
                                                                                                                   ===============

      See Notes to Financial Statements.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              15

Statements of Changes in Net Assets

                                                                                                    For the             For the
                                                                                                  Year Ended          Year Ended
                                                                                                 February 28,        February 29,
Increase (Decrease) in Net Assets:                                                                   2005                2004
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $    70,429,602     $    78,995,576
                       Realized loss--net .................................................           (553,188)        (35,622,531)
                       Change in unrealized appreciation (depreciation)--net ..............         35,909,565         181,822,398
                                                                                               -----------------------------------
                       Net increase in net assets resulting from operations ...............        105,785,979         225,195,443
                                                                                               -----------------------------------
==================================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ..............        (69,339,355)        (82,761,761)
                                                                                               -----------------------------------
==================================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued in reinvestment of dividends ................          2,548,243           6,747,816
                       Recovery of previously expensed Common Stock offering costs ........                 --              11,432
                                                                                               -----------------------------------
                       Net increase in net assets resulting from capital share transactions          2,548,243           6,759,248
                                                                                               -----------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .......................................         38,994,867         149,192,930
                       Beginning of year ..................................................        706,261,214         557,068,284
                                                                                               -----------------------------------
                       End of year* .......................................................    $   745,256,081     $   706,261,214
                                                                                               ===================================
                          * Undistributed investment income--net ..........................    $     5,053,712     $     2,758,783
                                                                                               ===================================

      See Notes to Financial Statements.


16             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Statement of Cash Flows

For the Year Ended February 28, 2005
=====================================================================================================================
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ........................    $ 105,785,979
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ..................................................         (171,239)
                          Increase in other assets .................................................          (69,695)
                          Increase in liabilities ..................................................           24,762
                          Realized and unrealized gain--net ........................................      (35,356,377)
                          Realized loss on foreign currency transactions--net ......................         (121,931)
                          Amortization of premium and discount .....................................       (8,628,458)
                       Proceeds from sales and paydowns of long-term securities ....................      596,258,036
                       Proceeds on other investment related transactions ...........................        3,195,052
                       Purchases of long-term securities ...........................................     (620,263,193)
                       Purchases of short-term investments--net ....................................          735,749
                                                                                                        -------------
                       Net cash provided by operating activities ...................................       41,388,685
                                                                                                        -------------
=====================================================================================================================
Cash Used for Financing Activities
---------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ...............................................      361,100,000
                       Cash payments on borrowings .................................................     (331,775,000)
                       Dividends paid to shareholders ..............................................      (66,447,846)
                                                                                                        -------------
                       Net cash used for financing activities ......................................      (37,122,846)
                                                                                                        -------------
=====================================================================================================================
Cash
---------------------------------------------------------------------------------------------------------------------
                       Net increase in cash ........................................................        4,265,839
                       Cash at beginning of year ...................................................           30,094
                                                                                                        -------------
                       Cash at end of year .........................................................    $   4,295,933
                                                                                                        =============
=====================================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ......................................................    $   5,769,238
                                                                                                        =============
=====================================================================================================================
Non-Cash Financing Activities
---------------------------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends paid to shareholders .....    $   2,548,243
                                                                                                        =============

      See Notes to Financial Statements.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              17

Financial Highlights

                                                                   For the       For the              For the Year Ended
                                                                  Year Ended    Year Ended                February 28,
The following per share data and ratios have been derived        February 28,  February 29,    ------------------------------------
from information provided in the financial statements.               2005          2004          2003          2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .......  $   6.71      $   5.35      $   6.03      $   7.53      $   8.60
                                                                   ----------------------------------------------------------------
                       Investment income--net** .................       .67           .75           .79           .92           .96
                       Realized and unrealized gain (loss)--net .       .34          1.40          (.68)        (1.49)        (1.07)
                                                                   ----------------------------------------------------------------
                       Total from investment operations .........      1.01          2.15           .11          (.57)         (.11)
                                                                   ----------------------------------------------------------------
                       Less dividends from investment income--net      (.66)         (.79)         (.79)         (.93)         (.96)
                                                                   ----------------------------------------------------------------
                       Recovery of previously expensed offering
                        costs (capital write-off) resulting from
                        the issuance of Common Stock ............        --            --+           --            --+           --
                                                                   ----------------------------------------------------------------
                       Net asset value, end of year .............  $   7.06      $   6.71      $   5.35      $   6.03      $   7.53
                                                                   ================================================================
                       Market price per share, end of year ......  $   6.71      $   6.69      $   5.99      $   6.57      $   7.15
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......     15.95%        41.84%         2.04%        (7.89%)         .31%
                                                                   ================================================================
                       Based on market price per share ..........     10.53%        26.31%         4.85%         5.69%        13.97%
                                                                   ================================================================
===================================================================================================================================
Ratio to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding interest expense .....      1.02%         1.00%         1.07%         1.04%         1.20%
                                                                   ================================================================
                       Expenses .................................      1.83%         1.53%         1.91%         2.59%         3.87%
                                                                   ================================================================
                       Investment income--net ...................      9.84%        12.22%        14.32%        13.69%        12.23%
                                                                   ================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                       Amount of borrowings, end of year
                        (in thousands) ..........................  $298,400      $269,075      $245,900      $273,600      $301,000
                                                                   ================================================================
                       Average amount of borrowings outstanding
                        during the year (in thousands) ..........  $304,549      $239,315      $238,863      $280,460      $228,640
                                                                   ================================================================
                       Average amount of borrowings outstanding
                        per share during the year** .............  $   2.89      $   2.29      $   2.31      $   2.75      $   3.07
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ...  $745,256      $706,261      $557,068      $620,043      $763,834
                                                                   ================================================================
                       Portfolio turnover .......................     60.11%        70.43%        64.54%        49.58%        36.86%
                                                                   ================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


18             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              19
pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the


20             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005
identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,204,682 has been reclassified between accumulated net realized capital losses and undistributed net investment income, and $263,491 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, the reclassification of proceeds on sales of securities in default, amortization methods on fixed income securities, and expiration of capital loss carryforwards. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $2,688 in commissions on the execution of portfolio security transactions for the Fund for the year ended February 28, 2005.

For the year ended February 28, 2005, the Fund reimbursed FAM $15,616 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, MLAM U.K., PSI, and/or ML & Co.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              21

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2005 were $605,589,733 and $607,442,417, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the years ended February 28, 2005 and February 29, 2004 increased by 374,356 and 1,056,734, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of February 28, 2005, the Fund had unfunded loan commitments of approximately $1,209,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Outsourcing Solutions, Inc. ................................              $  209
Quest Cherokee, LLC ........................................              $1,000
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

The Fund has entered into a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The credit facility has a maximum limit of $343,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 1.91% and the average borrowing was approximately $304,549,000 for the year ended February 28, 2005.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.053000 per share on March 31, 2005 to shareholders of record on March 15, 2005.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    2/28/2005         2/29/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $69,339,355        $82,761,761
                                                  ------------------------------
Total taxable distributions ..............        $69,339,355        $82,761,761
                                                  ==============================

As of February 28, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   5,559,423
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            5,559,423
Capital loss carryforward ..............................         (326,319,995)*
Unrealized losses--net .................................           (8,430,922)**
                                                                -------------
Total accumulated losses--net ..........................        $(329,191,494)
                                                                =============

* On February 28, 2005, the Fund had a net capital loss carryforward of $326,319,995, of which $12,067,388 expires in 2006, $27,376,921 expires in
      2007, $51,234,056 expires in 2008, $21,442,332 expires in 2009,
      $90,564,493 expires in 2010, $85,285,305 expires in 2011, $17,223,475 expires in 2012 and $21,126,025 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


22             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 22, 2005

Fund Certification (unaudited)

On September 17, 2004, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              23

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


24             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              25

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       114 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         150 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. (Princeton
                                                 Services) since 2001; President of Princeton
                                                 Administrators, L.P. (Princeton Administrators) since
                                                 2001; Chief Investment Officer of Oppenheimer Funds,
                                                 Inc. in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1997 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 64                              tional Consultant, Urban Institute from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1997 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc.
            Age: 52                              to 1989; Associate Professor, Graduate School of                      (manufact-
                                                 Business Administration, University of Michigan                       uring)
                                                 from 1979 to 1985; Director, Harvard Business School
                                                 of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  lliance Capital Management (investment adviser)       48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; Director
                                                 of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister, from
            Age: 69                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to The Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1997 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          48 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        (financial
            Age: 67                              Business Administration.                                              printers)
                                                                                                                       Vornado
                                                                                                                       Realty Trust;
                                                                                                                       (real estate
                                                                                                                       company)
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)


26             DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            48 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 70                              1994; former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIMand FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, present  Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J.    P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Booth       Princeton, NJ  President    present  1994 to 2000.
            08543-9011
            Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the IQ Funds since 2004; Chief Compliance Officer of
Hiller      Princeton, NJ  Compliance   present  the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of
            08543-9011     Officer               MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DSU

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Debt Strategies Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


               DEBT STRATEGIES FUND, INC.      FEBRUARY 28, 2005              27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #DEBT -- 2/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending February 28, 2005 - $43,000
                                  Fiscal Year Ending February 29, 2004 - $38,900

         (b) Audit-Related Fees - Fiscal Year Ending February 28, 2005 - $7,500
                                  Fiscal Year Ending February 29, 2004 - $7,500

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending February 28, 2005 - $5,700
                                  Fiscal Year Ending February 29, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending February 28, 2005 - $0
                                  Fiscal Year Ending February 29, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending February 28, 2005 - $11,046,527
             Fiscal Year Ending February 29, 2004 - $18,176,900

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid (as of August 20, 2004)
         Kevin A. Ryan (retired as of December 31, 2004)
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Debt Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Debt Strategies Fund, Inc.

Date: April 22, 2005


By: /s/ Donald C. Burke
    ------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Debt Strategies Fund, Inc.

Date: April 22, 2005